SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2003

Leap Wireless International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29752 (Commission File Number)	33-0811062 (I.R.S. Employer Identification No.)

10307 Pacific Center Court, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)

Registrant’s telephone number, including area code: (858) 882-6000

Item 7. Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

     This Current Report on Form 8-K is filed by Leap Wireless International, Inc., a Delaware corporation (“Leap” or the “Company”), in connection with the matters described herein.

Item 7. Exhibits.

(c)	Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Monthly Operating Report of Leap Wireless International, Inc. for the month ended April 30, 2003, as amended.

99.2	Monthly Operating Report of Cricket Communications, Inc. for the month ended April 30, 2003, as amended.

99.3	Monthly Operating Report of Leap Wireless International, Inc. for the month ended May 31, 2003.

99.4	Monthly Operating Report of Cricket Communications, Inc. for the month ended May 31, 2003.

99.5	Memorandum Opinion re: Motion to Appoint Equity Security Holders Committee, dated June 16, 2003.

Item 9. Regulation FD Disclosure.

     Leap and Cricket Communications, Inc., Leap’s wholly owned subsidiary, recently filed their monthly operating reports for the months of April 2003, as amended, and May 2003 (the “Operating Reports”) with the United States Trustee as required by federal bankruptcy law. Each report contains an income statement for the applicable month and a balance sheet as of the end of the applicable month. Copies of the Operating Reports are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4.

     The Operating Reports contain financial statements and other information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Reports are in a format prescribed by federal bankruptcy law. The Operating Reports contain information for periods different from those required in the Company’s reports pursuant to the Exchange Act, and that information may differ from the information that would be reflected in the Company’s financial statements prepared in accordance with generally accepted accounting principles or in its reports pursuant to the Exchange Act. Results set forth in the Operating Reports should not be viewed as indicative of future results.

     In response to a motion by Gabelli Asset Management, Inc. and MCG PCS, Inc. for the appointment of an equity security holders committee, the Bankruptcy Court recently issued a memorandum opinion concluding that appointment of an official equity committee is not warranted. A copy of the opinion is attached hereto as Exhibit 99.5.

     The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2003	LEAP WIRELESS INTERNATIONAL, INC.

	By:	/s/ HARVEY P. WHITE

Harvey P. White
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Monthly Operating Report of Leap Wireless International, Inc. for the month ended April 30, 2003, as amended.

99.2	Monthly Operating Report of Cricket Communications, Inc. for the month ended April 30, 2003, as amended.

99.3	Monthly Operating Report of Leap Wireless International, Inc. for the month ended May 31, 2003.

99.4	Monthly Operating Report of Cricket Communications, Inc. for the month ended May 31, 2003.

99.5	Memorandum Opinion re: Motion to Appoint Equity Security Holders Committee, dated June 16, 2003.